SCHEDULE 14A
                               (Rule 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE 14A INFORMATION
       Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.     )

Filed by the registrant  [x]
Filed by a party other than the registrant [ ]
Check the appropriate box:
[ ] Preliminary proxy statement        [ ] Confidential, for Use of the
[x] Definitive proxy statement             Commission Only (as permitted
[ ] Definitive additional materials        by Rule 14a-6(e)(2))
[ ] Soliciting material pursuant to
    Rule 14a-11(c) or Rule 14a-12

                               BOPPERS HOLDINGS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

 (Name of Person(s) filing proxy statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X] No Fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

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

                           BOPPERS HOLDINGS, INC.
                         1801 E. Tropicana, Suite 9
                          Las Vegas, Nevada  89119

                 NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


       NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Meeting") of BOPPERS HOLDINGS, INC. ("Boppers" or the "Company"), will be held at the offices of Dornbush Mensch Mandelstam & Schaeffer, LLP, 747 Third Avenue, New York, New York 10017 on December 18, 2000 at 10:00 a.m., for the following purposes:

       1. To consider and act upon a proposal to amend the Company's Articles of Incorporation to change the name of the Company to e Smart Technologies, Inc.

       2. To transact such other business as may properly be brought before the Meeting.

       Only stockholders of record at the close of business on November 28, 2000 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

       You are cordially invited to attend the Meeting. If you do not plan to be present, kindly fill in, date and sign the accompanying proxy exactly as your name appears on your stock certificates and mail it promptly in the enclosed return envelope to assure that your shares are represented and your vote can be recorded. This may save the Company the expense of further proxy solicitation.

                                        By order of the Board of Directors


                                        /s/ John D. Phelan
                                        ----------------------------------
                                       John D. Phelan, President

                           BOPPERS HOLDINGS, INC.
                         1801 E. Tropicana, Suite 9
                          Las Vegas, Nevada  89119

                              PROXY STATEMENT

       The enclosed proxy is solicited by the Board of Directors of Boppers Holdings, Inc. (the "Company") for use at the Special Meeting of Stockholders (the "Meeting") to be held on December 18, 2000 at 10:00 a.m. at the offices of Dornbush Mensch Mandelstam & Schaeffer, LLP, 747 Third Avenue, New York, New York 10017, and at any and all adjournments thereof. This Proxy Statement and form of proxy are being mailed to stockholders on or about December 6, 2000.

       As of November 28, 2000, the record date fixed for the determination of stockholders entitled to notice of and to vote at the Meeting, there were 62,101,000 outstanding shares of Common Stock, which is the only outstanding class of voting securities of the Company. Each outstanding share of Common Stock is entitled to one vote on each matter to be voted upon.

       Properly executed proxies will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted in favor of the proposal described herein.

       The Board of Directors does not intend to present at the Meeting any matters other than those set forth in this Proxy Statement, nor does the Board know of any other matters which may come before the Meeting. However, if any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote it in accordance with their judgment.

       IT IS DESIRABLE THAT AS LARGE A PERCENTAGE AS POSSIBLE OF THE
STOCKHOLDERS' INTERESTS BE REPRESENTED AT THE MEETING.   THEREFORE, EVEN IF
YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ENCLOSED PROXY TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. Any proxy given pursuant to this solicitation may be revoked at any time prior to its use at the Meeting, by delivery to the Secretary of the Company of a written notice of revocation, by submission of a later dated and properly executed proxy, or by voting in person at the Meeting. Attendance at the Meeting will not, in and of itself, constitute a revocation of a proxy.

       Only stockholders of record at the close of business on November 28, 2000 will be entitled to vote at the Meeting or any adjournment or adjournments thereof.

       The Company's by-laws provide that stockholders holding a majority of the shares of Common Stock entitled to vote shall constitute a quorum at meetings of the stockholders. Shares represented in person or by proxy as to any matter will be counted toward the fulfillment of a quorum. The affirmative vote of a majority of shares of Common Stock outstanding as of the record date is necessary to change the name of the Company and amend the Articles of Incorporation. Votes at the Meeting will be tabulated by an inspector of election appointed by the Company or the Company's transfer agent.

       Abstentions and "broker non-votes" on Proposal 1 will have the same effect as negative votes since the affirmative vote of a majority of the outstanding shares of Common Stock is required to approve Proposal 1.

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


                                 PROPOSAL 1

             AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF
                 THE COMPANY TO CHANGE THE COMPANY'S NAME

       The Board of Directors has unanimously approved the change of the Company's name from Boppers Holdings, Inc. to e Smart Technologies, Inc. Management believes that this name more accurately describes the Company's business as well as its future strategic focus in the smart card technology industry.

       The name change will be effected through an amendment to the Company's Certificate of Incorporation. If the amendment is approved, Article FIRST of the Certificate of Incorporation will be amended to read as follows: "FIRST:
The name of the Corporation is e Smart Technologies, Inc."

THE BOARD RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT THE PROPOSED NAME CHANGE.


             VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth stock ownership information as of November 28, 2000 concerning (i) each director of Boppers, (ii) each person (including any "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known by Boppers to beneficially own more than five (5%) percent of the outstanding shares of Boppers= Common Stock, (iii) the Chief Executive Officer and the other executive officers named in the Compensation section below, and
(iv) Boppers' executive officers and directors as a group:


                                             Amount and
                Name and Address             Nature of
Title of        of Shares of                 Beneficial        Percent
Class           Beneficial Owner             Ownership(1)      of Class
-------------------------------------------------------------------------
Common Stock   Intermarket Ventures, Inc.    61,500,000            94.4%
               7225 Bermuda Rd.
               Suite C
               Las Vegas NV  89119

Common Stock   John D. Phelan(2)                      0             0%
               Intermarket Ventures, Inc.
               7225 Bermuda Rd.
               Suite C
               Las Vegas, NV  89119

Director and Executive                                0             0%
as a group (1 Person)


_________________________________________
(1) Unless otherwise noted, Boppers believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from November 28, 2000 upon the exercise of options and warrants. Each beneficial owner's percentage ownership is determined by assuming that options and warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days from November 28, 2000 have been exercised.
(2) Mr. Phelan is the sole director and sole executive officer of the Company. He is the son of Mary Grace, the President and a director of Intermarket Ventures, Inc., a Utah corporation (AIVI@), Mr. Phelan disclaims beneficial ownership of shares of the Company owned by IVI. Mr. Phelan owns 200,000 warrants to purchase shares of IVI which represent less than one percent (1%) of IVI.

                                 COMPENSATION

     Prior to November 1, 2000 no executive officer of the Company was paid any salary, bonuses, stock options or other compensation. Currently, the Company is negotiating a compensation package with Mr. Phelan.


                           SOLICITATION OF PROXIES

     The cost of solicitation of proxies in the accompanying form has been or will be borne by the Company. In addition to solicitation by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to beneficial owners, and the Company will, upon request, reimburse them for any attendant expenses.

     In order to ensure the presence of a quorum at the Meeting, all stockholders are requested to sign and return promptly the enclosed proxy in the postage paid envelope provided for that purpose. The signing of the proxy will not prevent your attending the meeting and voting in person if you wish to do so.

                                OTHER MATTERS

     The Board knows of no other matters to be presented for stockholder action at the Meeting. However, if other matters do properly come before the Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.


                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ John D. Phelan
                              ----------------------------------
                              John D. Phelan, President

November 30, 2000

                           BOPPERS HOLDINGS, INC.

                   PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

                              December 18, 2000

                       THIS PROXY IS SOLICITED ON BEHALF
                           OF THE BOARD OF DIRECTORS


      The undersigned hereby appoints John D. Phelan, as proxy, with full power of substitution, to vote, as designated below, on behalf of the undersigned the number of votes to which the undersigned is entitled, at the Special Meeting of Stockholders of BOPPERS HOLDINGS, INC. (the "Company"), to be held on December 18, 2000 at 10:00 a.m. at the offices of Dornbush
Mensch Mandelstam & Schaeffer, LLP, 747 Third Avenue, New York, New York 10017, or at any adjournments and postponements thereof:

     (1) Proposal to approve a proposal to amend the Company's Articles of Incorporation to change the name of the Company from "Boppers Holdings, Inc." to "e Smart Technologies, Inc."

          *****                 *****
          *   *    FOR          *   *    AGAINST
          *****                 *****

     (2) IN THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

     Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of Proposal 1; if specific instructions are indicated, this proxy will be voted in accordance with such instructions.

PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN IT AT ONCE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU DO ATTEND.


                                             Dated:________________________


                                                  _________________________


                                                  _________________________
                                                        Signature(s)

                                             NOTE:  If signing for estates,
                                                    trusts or corporations,
                                                    title or capacity should
                                                    be stated.  If shares are
                                                    held jointly, each holder
                                                    should sign.